Exhibit 99.2

Best Bank In Town Since 1872

BB&T Corporation

Quarterly Performance Summary

Third Quarter 2012

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	September 30%					September 30%
	2012		2011		Change	2012		2011		Change
Summary Income Statement
Interest income	$1,758		$1,788		(1.7)%	$5,305		$5,228		1.5%
Interest expense	238		334		(28.7)	812		1,063		(23.6)
Net interest income - taxable equivalent	1,520		1,454		4.5	4,493		4,165		7.9
Less: Taxable-equivalent adjustment	37		38		(2.6)	112		110		1.8
Net interest income	1,483		1,416		4.7	4,381		4,055		8.0
Provision for credit losses	244		250		(2.4)	805		918		(12.3)
Net interest income after provision for credit losses	1,239		1,166		6.3	3,576		3,137		14.0
Noninterest income	963		690		39.6	2,800		2,191		27.8
Noninterest expense	1,529		1,417		7.9	4,340		4,184		3.7
Income before income taxes	673		439		53.3	2,036		1,144		78.0
Provision for income taxes	177		68		160.3	557		212		162.7
Net income	496		371		33.7	1,479		932		58.7
Noncontrolling interests	2		5		(60.0)	36		34		5.9
Preferred stock dividends	25		―		NM	33		―		NM
Net income available to common shareholders	469		366		28.1	1,410		898		57.0
Per Common Share Data
Earnings
Basic	$0.67		$0.52		28.8%	$2.02		$1.29		56.6%
Diluted	0.66		0.52		26.9	1.99		1.27		56.7
Cash dividends declared (1)	0.20		0.16		25.0	0.60		0.49		22.4
Book value	26.88		25.07		7.2	26.88		25.07		7.2
Tangible book value (2)	17.02		16.42		3.7	17.02		16.42		3.7

End of period shares outstanding (in thousands)	699,541		697,101		0.4	699,541		697,101		0.4
Weighted average shares (in thousands)
Basic	699,091		697,052		0.3	698,454		696,335		0.3
Diluted	709,875		705,604		0.6	708,439		704,910		0.5
Performance Ratios
Return on average assets	1.10%		0.89%			1.12%		0.78%
Return on average common shareholders' equity	9.94		8.30			10.30		7.05
Return on average tangible common shareholders' equity (3)	17.01		13.71			17.25		11.97
Net interest margin - taxable equivalent	3.94		4.09			3.94		4.08
Fee income ratio (4)	42.4		39.3			42.0		40.1
Efficiency ratio (4)	55.2		54.6			54.0		55.8
Credit Quality (including covered assets)
Nonperforming assets as a percentage of
Total assets	1.10%		1.98%			1.10%		1.98%
Loans and leases plus foreclosed property	1.70		3.05			1.70		3.05
Net charge-offs as a percentage of average
loans and leases	1.05		1.57			1.18		1.61
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.80		2.25			1.80		2.25
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.33	X	1.20	X		1.33	X	1.20	X
Average Balances
Total assets	$179,306		$165,520		8.3%	$176,725		$160,092		10.4%
Total securities (5)	35,260		31,567		11.7	36,317		27,919		30.1
Loans and leases	115,609		105,658		9.4	112,602		105,099		7.1
Deposits	128,695		115,056		11.9	126,225		109,080		15.7
Common shareholders' equity	18,757		17,490		7.2	18,279		17,044		7.2
Total shareholders' equity	20,125		17,551		14.7	18,902		17,102		10.5
Period-End Balances
Total assets	$182,021		$167,677		8.6%	$182,021		$167,677		8.6%
Total securities (5)	37,238		32,784		13.6	37,238		32,784		13.6
Loans and leases	117,607		107,449		9.5	117,607		107,449		9.5
Deposits	130,018		117,567		10.6	130,018		117,567		10.6
Common shareholders' equity	18,800		17,479		7.6	18,800		17,479		7.6
Total shareholders' equity	20,532		17,541		17.1	20,532		17,541		17.1
Capital Ratios (6)
Risk-based
Tier 1	10.9%		12.6%			10.9%		12.6%
Total	14.0		16.1			14.0		16.1
Leverage	7.9		9.2			7.9		9.2
Tangible common equity (2)	6.8		7.1			6.8		7.1
Tier 1 common equity to risk-weighted assets (2)	9.5		9.8			9.5		9.8
Applicable ratios are annualized.
(1)					BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)					Tangible common equity and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.
(3)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure on page 22 of this supplement.
(4)					Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 21 of this supplement. See non-GAAP reconciliations on page 22 of this supplement.
(5)					Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(6)					Current quarter regulatory capital information is preliminary.
NM - Not meaningful.
1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2012		2012		2012		2011		2011
Summary Income Statement
Interest income	$1,758		$1,767		$1,780		$1,807		$1,788
Interest expense	238		267		307		318		334
Net interest income - taxable equivalent	1,520		1,500		1,473		1,489		1,454
Less: Taxable-equivalent adjustment	37		38		37		37		38
Net interest income	1,483		1,462		1,436		1,452		1,416
Provision for credit losses	244		273		288		272		250
Net interest income after provision for credit losses	1,239		1,189		1,148		1,180		1,166
Noninterest income	963		966		871		922		690
Noninterest expense	1,529		1,426		1,385		1,618		1,417
Income before income taxes	673		729		634		484		439
Provision for income taxes	177		191		189		84		68
Net income	496		538		445		400		371
Noncontrolling interests	2		20		14		9		5
Preferred stock dividends	25		8		―		―		―
Net income available to common shareholders	469		510		431		391		366
Per Common Share Data
Earnings
Basic	$0.67		$0.73		$0.62		$0.56		$0.52
Diluted	0.66		0.72		0.61		0.55		0.52
Cash dividends declared	0.20		0.20		0.20		0.16		0.16
Book value	26.88		26.19		25.51		24.98		25.07
Tangible book value (1)	17.02		16.92		17.12		16.73		16.42

End of period shares outstanding (in thousands)	699,541		698,795		698,454		697,143		697,101
Weighted average shares (in thousands)
Basic	699,091		698,579		697,685		697,117		697,052
Diluted	709,875		708,454		707,369		706,178		705,604
Performance Ratios
Return on average assets	1.10%		1.22%		1.03%		0.93%		0.89%
Return on average common shareholders' equity	9.94		11.21		9.75		8.76		8.30
Return on average tangible common shareholders' equity (2)	17.01		18.85		15.88		14.36		13.71
Net interest margin - taxable equivalent	3.94		3.95		3.93		4.02		4.09
Fee income ratio (3)	42.4		42.4		41.0		38.4		39.3
Efficiency ratio (3)	55.2		53.9		52.0		53.5		54.6
Credit Quality (including covered assets)
Nonperforming assets as a percentage of
Total assets	1.10%		1.24%		1.50%		1.62%		1.98%
Loans and leases plus foreclosed property	1.70		1.93		2.35		2.52		3.05
Net charge-offs as a percentage of average
loans and leases	1.05		1.21		1.28		1.44		1.57
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.80		1.91		2.02		2.10		2.25
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.33	X	1.29	X	1.18	X	1.21	X	1.20	X
Average Balances
Total assets	$179,306		$176,870		$173,969		$171,496		$165,520
Total securities (4)	35,260		37,114		36,589		35,867		31,567
Loans and leases	115,609		111,760		110,403		108,523		105,658
Deposits	128,695		125,348		124,606		121,925		115,056
Common shareholders' equity	18,757		18,302		17,772		17,693		17,490
Total shareholders' equity	20,125		18,737		17,829		17,755		17,551
Period-End Balances
Total assets	$182,021		$178,529		$174,752		$174,579		$167,677
Total securities (4)	37,238		37,643		37,865		36,407		32,784
Loans and leases	117,607		113,811		110,686		111,205		107,449
Deposits	130,018		126,059		124,157		124,939		117,567
Common shareholders' equity	18,800		18,300		17,820		17,418		17,479
Shareholders' equity	20,532		18,926		17,882		17,480		17,541
Capital Ratios (5)
Risk-based
Tier 1	10.9%		10.2%		12.8%		12.5%		12.6%
Total	14.0		13.5		16.2		15.7		16.1
Leverage	7.9		7.3		9.1		9.0		9.2
Tangible common equity (1)	6.8		6.9		7.1		6.9		7.1
Tier 1 common equity to risk-weighted assets (1)	9.5		9.7		10.0		9.7		9.8
Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure on page 22 of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 21 of this supplement. See non-GAAP reconciliations on page 22 of this supplement.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Current regulatory capital information is preliminary.

2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
	2012	2011	$	%	2012	2011	$	%
Interest Income
Interest and fees on loans and leases	$1,492	$1,546	$(54)	(3.5)%	$4,486	$4,589	$(103)	(2.2)%
Interest and dividends on securities	221	199	22	11.1	685	512	173	33.8
Interest on other earning assets	7	5	2	40.0	20	15	5	33.3
Total interest income	1,720	1,750	(30)	(1.7)	5,191	5,116	75	1.5
Interest Expense
Interest on deposits	105	150	(45)	(30.0)	333	473	(140)	(29.6)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	2	3	(1)	(33.3)	5	10	(5)	(50.0)
Interest on long-term debt	130	181	(51)	(28.2)	472	578	(106)	(18.3)
Total interest expense	237	334	(97)	(29.0)	810	1,061	(251)	(23.7)
Net interest income	1,483	1,416	67	4.7	4,381	4,055	326	8.0
Provision for credit losses	244	250	(6)	(2.4)	805	918	(113)	(12.3)
Net interest income after provision for credit loss	1,239	1,166	73	6.3	3,576	3,137	439	14.0
Noninterest income
Insurance income	333	241	92	38.2	997	790	207	26.2
Service charges on deposits	142	141	1	0.7	417	421	(4)	(1.0)
Mortgage banking income	211	123	88	71.5	609	301	308	102.3
Investment banking and brokerage fees and commissions	90	81	9	11.1	267	258	9	3.5
Checkcard fees	48	78	(30)	(38.5)	136	229	(93)	(40.6)
Bankcard fees and merchant discounts	62	51	11	21.6	175	149	26	17.4
Trust and investment advisory revenues	46	43	3	7.0	137	131	6	4.6
Income from bank-owned life insurance	30	33	(3)	(9.1)	87	92	(5)	(5.4)
FDIC loss share income, net	(90)	(104)	14	(13.5)	(221)	(243)	22	(9.1)
Securities gains (losses), net	(1)	(39)	38	(97.4)	(12)	(41)	29	(70.7)
Other income	92	42	50	119.0	208	104	104	100.0
Total noninterest income	963	690	273	39.6	2,800	2,191	609	27.8
Noninterest Expense
Personnel expense	797	671	126	18.8	2,302	2,048	254	12.4
Foreclosed property expense	54	168	(114)	(67.9)	218	456	(238)	(52.2)
Occupancy and equipment expense	166	151	15	9.9	478	457	21	4.6
Loan processing expenses	85	55	30	54.5	210	168	42	25.0
Regulatory charges	40	46	(6)	(13.0)	124	166	(42)	(25.3)
Professional services	36	56	(20)	(35.7)	110	125	(15)	(12.0)
Software expense	36	30	6	20.0	100	85	15	17.6
Amortization of intangibles	31	24	7	29.2	82	75	7	9.3
Merger-related and restructuring charges, net	43	-	43	NM	57	-	57	NM
Other expenses	241	216	25	11.6	659	604	55	9.1
Total noninterest expense	1,529	1,417	112	7.9	4,340	4,184	156	3.7
Earnings
Income before income taxes	673	439	234	53.3	2,036	1,144	892	78.0
Provision for income taxes	177	68	109	160.3	557	212	345	162.7
Net Income	496	371	125	33.7	1,479	932	547	58.7
Noncontrolling interests	2	5	(3)	(60.0)	36	34	2	5.9
Preferred stock dividends	25	―	25	NM	33	―	33	NM
Net income available to common shareholders	$469	$366	$103	28.1%	$1,410	$898	$512	57.0%

Earnings Per Common Share
Basic	$0.67	$0.52	$0.15	28.8%	$2.02	$1.29	$0.73	56.6%
Diluted	0.66	0.52	0.14	26.9	1.99	1.27	0.72	56.7

Weighted Average Shares Outstanding
Basic	699,091	697,052	2,039	0.3	698,454	696,335	2,119	0.3
Diluted	709,875	705,604	4,271	0.6	708,439	704,910	3,529	0.5
NM - not meaningful.
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011
Interest Income
Interest and fees on loans and leases	$1,492	$1,492	$1,502	$1,530	$1,546
Interest and dividends on securities	221	230	234	235	199
Interest on other earning assets	7	6	7	4	5
Total interest income	1,720	1,728	1,743	1,769	1,750
Interest Expense
Interest on deposits	105	107	121	137	150
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	2	2	1	1	3
Interest on long-term debt	130	157	185	179	181
Total interest expense	237	266	307	317	334
Net interest income	1,483	1,462	1,436	1,452	1,416
Provision for credit losses	244	273	288	272	250
Net interest income after provision for credit loss	1,239	1,189	1,148	1,180	1,166
Noninterest income
Insurance income	333	393	271	254	241
Service charges on deposits	142	138	137	142	141
Mortgage banking income	211	182	216	135	123
Investment banking and brokerage fees and commissions	90	88	89	75	81
Checkcard fees	48	45	43	42	78
Bankcard fees and merchant discounts	62	59	54	55	51
Trust and investment advisory revenues	46	46	45	42	43
Income from bank-owned life insurance	30	27	30	30	33
FDIC loss share income, net	(90)	(74)	(57)	(46)	(104)
Securities gains (losses), net	(1)	(2)	(9)	103	(39)
Other income	92	64	52	90	42
Total noninterest income	963	966	871	922	690
Noninterest Expense
Personnel expense	797	775	730	679	671
Foreclosed property expense	54	72	92	346	168
Occupancy and equipment expense	166	159	153	159	151
Loan processing expenses	85	62	63	59	55
Regulatory charges	40	43	41	46	46
Professional services	36	39	35	49	56
Software expense	36	32	32	33	30
Amortization of intangibles	31	29	22	24	24
Merger-related and restructuring charges, net	43	2	12	16	-
Other expenses	241	213	205	207	216
Total noninterest expense	1,529	1,426	1,385	1,618	1,417
Earnings
Income before income taxes	673	729	634	484	439
Provision for income taxes	177	191	189	84	68
Net Income	496	538	445	400	371
Noncontrolling interests	2	20	14	9	5
Preferred stock dividends	25	8	―	―	―
Net income available to common shareholders	$469	$510	$431	$391	$366

Earnings Per Common Share
Basic	$0.67	$0.73	$0.62	$0.56	$0.52
Diluted	0.66	0.72	0.61	0.55	0.52

Weighted Average Shares Outstanding
Basic	699,091	698,579	697,685	697,117	697,052
Diluted	709,875	708,454	707,369	706,178	705,604
4

BB&T Corporation
Lines of Business Financial Performance (1)
Quarter Ended September 30, 2012 and 2011
(Dollars in millions)
					Residential			Dealer
	Community Banking				Mortgage Banking			Financial Services			Specialized Lending
	Sept. 30	Sept. 30	Percent		Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent
	2012	2011	Change		2012	2011	Change	2012	2011	Change	2012	2011	Change

Net interest income (expense)	$526	$486	8.2%		$286	$255	12.2%	$213	$217	(1.8)%	$181	$164	10.4%
Net intersegment interest income
(expense)	325	405	(19.8)		(194)	(182)	6.6	(53)	(67)	(20.9)	(38)	(45)	(15.6)
Segment net interest income	851	891	(4.5)		92	73	26.0	160	150	6.7	143	119	20.2
Allocated provision for loan
and lease losses	92	142	(35.2)		23	56	(58.9)	43	24	79.2	65	26	150.0
Noninterest income	281	284	(1.1)		190	100	90.0	1	1	―	58	53	9.4
Intersegment net referral fees
(expense)	48	31	54.8		―	1	(100.0)	―	―	NM	―	―	NM
Noninterest expense	428	549	(22.0)		112	78	43.6	24	22	9.1	66	61	8.2
Amortization of intangibles	11	11	―		―	―	NM	1	―	NM	1	1	―
Allocated corporate expenses	256	224	14.3		14	12	16.7	8	9	(11.1)	20	18	11.1
Income (loss) before income taxes	393	280	40.4		133	28	NM	85	96	(11.5)	49	66	(25.8)
Provision (benefit) for income
taxes	143	102	40.2		50	11	NM	32	36	(11.1)	6	12	(50.0)
Segment net income (loss)	$250	$178	40.4		$83	$17	NM	$53	$60	(11.7)	$43	$54	(20.4)

Identifiable segment assets
(period end)	$61,748	$61,008	1.2		$28,615	$23,270	23.0	$10,316	$9,803	5.2	$18,650	$16,089	15.9

								Other, Treasury			Total BB&T
	Insurance Services				Financial Services			& Corporate (2)			Corporation
	Sept. 30	Sept. 30	Percent		Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent
	2012	2011	Change		2012	2011	Change	2012	2011	Change	2012	2011	Change

Net interest income (expense)	$1	$1	―	%	$30	$27	11.1%	$246	$266	(7.5)%	$1,483	$1,416	4.7%
Net intersegment interest income
(expense)	1	1	―		84	71	18.3	(125)	(183)	(31.7)	―	―	NM
Segment net interest income	2	2	―		114	98	16.3	121	83	45.8	1,483	1,416	4.7
Allocated provision for loan
and lease losses	―	―	NM		12	1	NM	9	1	NM	244	250	(2.4)
Noninterest income	334	239	39.7		183	172	6.4	(84)	(159)	(47.2)	963	690	39.6
Intersegment net referral fees
(expense)	―	―	NM		7	6	16.7	(55)	(38)	44.7	―	―	NM
Noninterest expense	272	198	37.4		152	143	6.3	444	342	29.8	1,498	1,393	7.5
Amortization of intangibles	18	10	80.0		―	―	NM	―	2	(100.0)	31	24	29.2
Allocated corporate expenses	20	17	17.6		26	20	30.0	(344)	(300)	14.7	―	―	NM
Income (loss) before income taxes	26	16	62.5		114	112	1.8	(127)	(159)	(20.1)	673	439	53.3
Provision (benefit) for income
taxes	10	6	66.7		43	42	2.4	(107)	(141)	(24.1)	177	68	160.3
Segment net income (loss)	$16	$10	60.0		$71	$70	1.4	$(20)	$(18)	11.1	$496	$371	33.7

Identifiable segment assets
(period end)	$3,090	$2,133	44.9		$8,991	$6,561	37.0	$50,611	$48,813	3.7	$182,021	$167,677	8.6
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM - not meaningful.
5

BB&T Corporation
Lines of Business Financial Performance (1)
Year-To-Date September 30, 2012 and 2011
(Dollars in millions)
					Residential			Dealer
	Community Banking				Mortgage Banking			Financial Services			Specialized Lending
	Sept. 30	Sept. 30	Percent		Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent
	2012	2011	Change		2012	2011	Change	2012	2011	Change	2012	2011	Change

Net interest income (expense)	$1,549	$1,438	7.7%		$850	$753	12.9%	$633	$639	(0.9)%	$522	$469	11.3%
Net intersegment interest income
(expense)	1,022	1,254	(18.5)		(578)	(547)	5.7	(166)	(208)	(20.2)	(119)	(128)	(7.0)
Segment net interest income	2,571	2,692	(4.5)		272	206	32.0	467	431	8.4	403	341	18.2
Allocated provision for loan
and lease losses	537	471	14.0		39	281	(86.1)	97	83	16.9	116	48	141.7
Noninterest income	829	775	7.0		547	238	129.8	5	5	―	163	154	5.8
Intersegment net referral fees
(expense)	130	91	42.9		(1)	―	NM	―	―	NM	―	―	NM
Noninterest expense	1,363	1,613	(15.5)		289	210	37.6	74	67	10.4	187	175	6.9
Amortization of intangibles	30	36	(16.7)		―	―	NM	1	1	―	4	4	―
Allocated corporate expenses	768	674	13.9		41	36	13.9	27	28	(3.6)	58	54	7.4
Income (loss) before income taxes	832	764	8.9		449	(83)	NM	273	257	6.2	201	214	(6.1)
Provision (benefit) for income
taxes	300	278	7.9		169	(31)	NM	103	97	6.2	38	43	(11.6)
Segment net income (loss)	$532	$486	9.5		$280	$(52)	NM	$170	$160	6.3	$163	$171	(4.7)

Identifiable segment assets
(period end)	$61,748	$61,008	1.2		$28,615	$23,270	23.0	$10,316	$9,803	5.2	$18,650	$16,089	15.9

								Other, Treasury			Total BB&T
	Insurance Services				Financial Services			& Corporate (2)			Corporation
	Sept. 30	Sept. 30	Percent		Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent	Sept. 30	Sept. 30	Percent
	2012	2011	Change		2012	2011	Change	2012	2011	Change	2012	2011	Change

Net interest income (expense)	$2	$2	―	%	$87	$78	11.5%	$738	$676	9.2%	$4,381	$4,055	8.0%
Net intersegment interest income
(expense)	2	3	(33.3)		246	187	31.6	(407)	(561)	(27.5)	―	―	NM
Segment net interest income	4	5	(20.0)		333	265	25.7	331	115	187.8	4,381	4,055	8.0
Allocated provision for loan
and lease losses	―	―	NM		18	(10)	NM	(2)	45	(104.4)	805	918	(12.3)
Noninterest income	997	785	27.0		530	511	3.7	(271)	(277)	(2.2)	2,800	2,191	27.8
Intersegment net referral fees
(expense)	―	―	NM		19	14	35.7	(148)	(105)	41.0	―	―	NM
Noninterest expense	744	599	24.2		478	431	10.9	1,123	1,014	10.7	4,258	4,109	3.6
Amortization of intangibles	45	31	45.2		2	2	―	―	1	(100.0)	82	75	9.3
Allocated corporate expenses	59	51	15.7		71	56	26.8	(1,024)	(899)	13.9	―	―	NM
Income (loss) before income taxes	153	109	40.4		313	311	0.6	(185)	(428)	(56.8)	2,036	1,144	78.0
Provision (benefit) for income
taxes	48	33	45.5		117	117	―	(218)	(325)	(32.9)	557	212	162.7
Segment net income (loss)	$105	$76	38.2		$196	$194	1.0	$33	$(103)	(132.0)	$1,479	$932	58.7

Identifiable segment assets
(period end)	$3,090	$2,133	44.9		$8,991	$6,561	37.0	$50,611	$48,813	3.7	$182,021	$167,677	8.6
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM - not meaningful.
6

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Community Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011

Net interest income (expense)	$526	$517	$506	$499	$486
Net intersegment interest income (expense)	325	339	358	388	405
Segment net interest income	851	856	864	887	891

Allocated provision for loan and lease losses	92	190	255	118	142
Noninterest income	281	280	268	241	284
Intersegment net referral fees (expense)	48	43	39	41	31
Noninterest expense	428	447	488	741	549
Amortization of intangibles	11	10	9	11	11
Allocated corporate expenses	256	255	257	225	224

Income (loss) before income taxes	393	277	162	74	280
Provision (benefit) for income taxes	143	100	57	24	102
Segment net income (loss)	$250	$177	$105	$50	$178

Identifiable segment assets (period end)	$61,748	$61,081	$60,750	$61,072	$61,008

	Quarter Ended
Residential Mortgage Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011

Net interest income (expense)	$286	$285	$279	$272	$255
Net intersegment interest income (expense)	(194)	(193)	(191)	(187)	(182)
Segment net interest income	92	92	88	85	73

Allocated provision for loan and lease losses	23	38	(22)	39	56
Noninterest income	190	162	195	111	100
Intersegment net referral fees (expense)	―	―	(1)	―	1
Noninterest expense	112	92	85	86	78
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	14	13	14	12	12

Income (loss) before income taxes	133	111	205	59	28
Provision (benefit) for income taxes	50	42	77	22	11
Segment net income (loss)	$83	$69	$128	$37	$17

Identifiable segment assets (period end)	$28,615	$27,318	$25,288	$25,471	$23,270

	Quarter Ended
Dealer Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011

Net interest income (expense)	$213	$210	$210	$213	$217
Net intersegment interest income (expense)	(53)	(54)	(59)	(62)	(67)
Segment net interest income	160	156	151	151	150

Allocated provision for loan and lease losses	43	27	27	42	24
Noninterest income	1	2	2	2	1
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	24	25	25	23	22
Amortization of intangibles	1	―	―	―	―
Allocated corporate expenses	8	10	9	9	9

Income (loss) before income taxes	85	96	92	79	96
Provision (benefit) for income taxes	32	36	35	30	36
Segment net income (loss)	$53	$60	$57	$49	$60

Identifiable segment assets (period end)	$10,316	$10,303	$10,050	$9,874	$9,803

	Quarter Ended
Specialized Lending	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011

Net interest income (expense)	$181	$175	$166	$167	$164
Net intersegment interest income (expense)	(38)	(40)	(41)	(43)	(45)
Segment net interest income	143	135	125	124	119

Allocated provision for loan and lease losses	65	24	27	24	26
Noninterest income	58	52	53	57	53
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	66	58	63	58	61
Amortization of intangibles	1	2	1	2	1
Allocated corporate expenses	20	19	19	18	18

Income (loss) before income taxes	49	84	68	79	66
Provision (benefit) for income taxes	6	19	13	15	12
Segment net income (loss)	$43	$65	$55	$64	$54

Identifiable segment assets (period end)	$18,650	$18,140	$16,889	$16,766	$16,089
(1)	Lines of business results are preliminary.
7

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Insurance Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011

Net interest income (expense)	$1	$ ―	$1	$1	$1
Net intersegment interest income (expense)	1	―	1	1	1
Segment net interest income	2	―	2	2	2

Allocated provision for loan and lease losses	―	―	―	―	―
Noninterest income	334	393	270	255	239
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	272	260	212	187	198
Amortization of intangibles	18	17	10	11	10
Allocated corporate expenses	20	19	20	21	17

Income (loss) before income taxes	26	97	30	38	16
Provision (benefit) for income taxes	10	31	7	13	6
Segment net income (loss)	$16	$66	$23	$25	$10

Identifiable segment assets (period end)	$3,090	$3,299	$2,310	$2,350	$2,133

	Quarter Ended
Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011

Net interest income (expense)	$30	$30	$27	$29	$27
Net intersegment interest income (expense)	84	82	80	80	71
Segment net interest income	114	112	107	109	98

Allocated provision for loan and lease losses	12	(8)	14	9	1
Noninterest income	183	169	178	183	172
Intersegment net referral fees (expense)	7	6	6	6	6
Noninterest expense	152	173	153	143	143
Amortization of intangibles	―	1	1	1	―
Allocated corporate expenses	26	22	23	19	20

Income (loss) before income taxes	114	99	100	126	112
Provision (benefit) for income taxes	43	36	38	47	42
Segment net income (loss)	$71	$63	$62	$79	$70

Identifiable segment assets (period end)	$8,991	$8,216	$7,790	$7,413	$6,561

	Quarter Ended
Other, Treasury & Corporate (2)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011

Net interest income (expense)	$246	$245	$247	$271	$266
Net intersegment interest income (expense)	(125)	(134)	(148)	(177)	(183)
Segment net interest income	121	111	99	94	83

Allocated provision for loan and lease losses	9	2	(13)	40	1
Noninterest income	(84)	(92)	(95)	73	(159)
Intersegment net referral fees (expense)	(55)	(49)	(44)	(47)	(38)
Noninterest expense	444	342	337	356	342
Amortization of intangibles	―	(1)	1	(1)	2
Allocated corporate expenses	(344)	(338)	(342)	(304)	(300)

Income (loss) before income taxes	(127)	(35)	(23)	29	(159)
Provision (benefit) for income taxes	(107)	(73)	(38)	(67)	(141)
Segment net income (loss)	$(20)	$38	$15	$96	$(18)

Identifiable segment assets (period end)	$50,611	$50,172	$51,675	$51,633	$48,813

	Quarter Ended
Total BB&T Corporation	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011

Net interest income (expense)	$1,483	$1,462	$1,436	$1,452	$1,416
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,483	1,462	1,436	1,452	1,416

Allocated provision for loan and lease losses	244	273	288	272	250
Noninterest income	963	966	871	922	690
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,498	1,397	1,363	1,594	1,393
Amortization of intangibles	31	29	22	24	24
Allocated corporate expenses	―	―	―	―	―

Income (loss) before income taxes	673	729	634	484	439
Provision (benefit) for income taxes	177	191	189	84	68
Segment net income (loss)	$496	$538	$445	$400	$371

Identifiable segment assets (period end)	$182,021	$178,529	$174,752	$174,579	$167,677
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
8

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of September 30		Change
	2012	2011	$	%
Assets
Cash and due from banks	$1,557	$1,312	$245	18.7%
Interest-bearing deposits with banks	1,784	2,907	(1,123)	(38.6)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	162	185	(23)	(12.4)
Segregated cash due from banks	3	19	(16)	(84.2)
Trading securities at fair value	572	428	144	33.6
Securities available for sale at fair value (1)	24,098	24,649	(551)	(2.2)
Securities held to maturity	13,140	8,135	5,005	61.5
Loans and leases:
Commercial loans and leases
Commercial and industrial	38,012	34,817	3,195	9.2
Commercial real estate—other	10,913	10,931	(18)	(0.2)
Commercial real estate—residential ADC (2)	1,454	2,414	(960)	(39.8)
Direct retail lending	15,710	13,929	1,781	12.8
Sales finance loans	7,723	7,265	458	6.3
Revolving credit loans	2,291	2,128	163	7.7
Residential mortgage loans	24,293	19,361	4,932	25.5
Other lending subsidiaries	10,056	8,636	1,420	16.4
Total loans and leases held for investment (excluding covered loans)	110,452	99,481	10,971	11.0
Covered loans	3,688	5,222	(1,534)	(29.4)
Total loans and leases held for investment	114,140	104,703	9,437	9.0
Loans held for sale	3,467	2,746	721	26.3
Total loans and leases	117,607	107,449	10,158	9.5
Allowance for loan and lease losses	(2,051)	(2,355)	304	(12.9)
FDIC loss share receivable	656	1,221	(565)	(46.3)
Premises and equipment	1,940	1,864	76	4.1
Goodwill	6,718	6,016	702	11.7
Core deposit and other intangible assets	718	433	285	65.8
Residential mortgage servicing rights at fair value	563	573	(10)	(1.7)
Other assets (3)	14,554	14,841	(287)	(1.9)
Total assets	$182,021	$167,677	$14,344	8.6%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$30,810	$24,557	$6,253	25.5%
Interest checking	20,182	18,971	1,211	6.4
Money market and savings	48,099	43,858	4,241	9.7
Certificates and other time deposits	30,927	30,142	785	2.6
Foreign office deposits - interest-bearing	―	39	(39)	(100.0)
Total deposits	130,018	117,567	12,451	10.6
Fed funds purchased, repos and other borrowings	3,093	3,953	(860)	(21.8)
Long-term debt	19,221	22,153	(2,932)	(13.2)
Other liabilities	9,157	6,463	2,694	41.7
Total liabilities	161,489	150,136	11,353	7.6
Shareholders' equity:
Preferred stock	1,679	―	1,679	NM
Common stock	3,498	3,486	12	0.3
Additional paid-in capital	5,950	5,856	94	1.6
Retained earnings	9,761	8,493	1,268	14.9
Accumulated other comprehensive loss	(409)	(356)	(53)	14.9
Noncontrolling interests	53	62	(9)	(14.5)
Total shareholders' equity	20,532	17,541	2,991	17.1
Total liabilities and shareholders' equity	$182,021	$167,677	$14,344	8.6%
(1)	Includes $1.6 billion and $1.7 billion at September 30, 2012 and 2011, respectively, covered by FDIC loss sharing agreements.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $327 million and $387 million of foreclosed property and other assets covered by FDIC loss sharing agreements at September 30, 2012 and 2011, respectively.
NM - not meaningful.
9

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011
Assets
Cash and due from banks	$1,557	$1,409	$1,336	$1,562	$1,312
Interest-bearing deposits with banks	1,784	2,246	2,464	2,646	2,907
Federal funds sold and securities purchased under
resale agreements or similar arrangements	162	212	252	136	185
Segregated cash due from banks	3	4	20	20	19
Trading securities at fair value	572	533	589	534	428
Securities available for sale at fair value (1)	24,098	25,067	24,380	22,313	24,649
Securities held to maturity	13,140	12,576	13,485	14,094	8,135
Loans and leases:
Commercial loans and leases
Commercial and industrial	38,012	36,938	36,156	36,415	34,817
Commercial real estate—other	10,913	10,457	10,543	10,689	10,931
Commercial real estate—residential ADC	1,454	1,590	1,823	2,061	2,414
Direct retail lending	15,710	15,183	14,897	14,506	13,929
Sales finance loans	7,723	7,794	7,587	7,401	7,265
Revolving credit loans	2,291	2,206	2,159	2,212	2,128
Residential mortgage loans	24,293	23,117	21,513	20,581	19,361
Other lending subsidiaries	10,056	9,835	8,951	8,737	8,636
Total loans and leases held for investment (excluding covered loans)	110,452	107,120	103,629	102,602	99,481
Covered loans	3,688	3,955	4,532	4,867	5,222
Total loans and leases held for investment	114,140	111,075	108,161	107,469	104,703
Loans held for sale	3,467	2,736	2,525	3,736	2,746
Total loans and leases	117,607	113,811	110,686	111,205	107,449
Allowance for loan and lease losses	(2,051)	(2,126)	(2,181)	(2,256)	(2,355)
FDIC loss share receivable	656	831	949	1,100	1,221
Premises and equipment	1,940	1,816	1,822	1,855	1,864
Goodwill	6,718	6,428	6,077	6,078	6,016
Core deposit and other intangible assets	718	683	422	444	433
Residential mortgage servicing rights at fair value	563	578	696	563	573
Other assets (2)	14,554	14,461	13,755	14,285	14,841
Total assets	$182,021	$178,529	$174,752	$174,579	$167,677
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$30,810	$28,664	$27,410	$25,684	$24,557
Interest checking	20,182	20,228	20,318	20,701	18,971
Money market and savings	48,099	46,611	46,759	44,618	43,858
Certificates and other time deposits	30,927	30,556	29,648	33,899	30,142
Foreign office deposits - interest-bearing	―	―	22	37	39
Total deposits	130,018	126,059	124,157	124,939	117,567
Fed funds purchased, repos and other borrowings	3,093	3,196	3,436	3,566	3,953
Long-term debt	19,221	22,561	22,768	21,803	22,153
Other liabilities	9,157	7,787	6,509	6,791	6,463
Total liabilities	161,489	159,603	156,870	157,099	150,136
Shareholders' equity:
Preferred stock	1,679	559	―	―	―
Common stock	3,498	3,494	3,492	3,486	3,486
Additional paid-in capital	5,950	5,914	5,880	5,873	5,856
Retained earnings	9,761	9,433	9,064	8,772	8,493
Accumulated other comprehensive loss	(409)	(541)	(616)	(713)	(356)
Noncontrolling interests	53	67	62	62	62
Total shareholders' equity	20,532	18,926	17,882	17,480	17,541
Total liabilities and shareholders' equity	$182,021	$178,529	$174,752	$174,579	$167,677
(1)	Includes $1.6 billion, $1.6 billion, $1.6 billion, $1.6 billion and $1.7 billion at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, covered by FDIC loss sharing agreements.
(2)	Includes $327 million, $349 million, $403 million, $415 million and $387 million of foreclosed property and other assets covered by FDIC loss sharing agreements at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.
10

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
	2012	2011	$	%	2012	2011	$	%
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$870	$236	$634	NM %	$846	$146	$700	NM %
Mortgage-backed securities issued by GSE	30,338	27,104	3,234	11.9	31,415	23,368	8,047	34.4
States and political subdivisions	1,848	1,864	(16)	(0.9)	1,854	1,907	(53)	(2.8)
Non-agency mortgage-backed securities	325	511	(186)	(36.4)	358	551	(193)	(35.0)
Other securities	708	598	110	18.4	648	695	(47)	(6.8)
Covered securities	1,171	1,254	(83)	(6.6)	1,196	1,252	(56)	(4.5)
Total securities	35,260	31,567	3,693	11.7	36,317	27,919	8,398	30.1
Other earning assets	3,049	4,034	(985)	(24.4)	3,352	3,286	66	2.0
Loans and leases
Commercial loans and leases
Commercial and industrial	37,516	34,280	3,236	9.4	36,613	33,789	2,824	8.4
Commercial real estate—other	10,823	11,069	(246)	(2.2)	10,694	11,240	(546)	(4.9)
Commercial real estate—residential ADC	1,534	2,576	(1,042)	(40.5)	1,755	2,928	(1,173)	(40.1)
Direct retail lending	15,520	13,802	1,718	12.4	15,103	13,738	1,365	9.9
Sales finance loans	7,789	7,234	555	7.7	7,665	7,166	499	7.0
Revolving credit loans	2,234	2,109	125	5.9	2,196	2,088	108	5.2
Residential mortgage loans	23,481	18,818	4,663	24.8	22,221	18,355	3,866	21.1
Other lending subsidiaries	9,998	8,652	1,346	15.6	9,348	8,162	1,186	14.5
Total loans and leases held for investment
(excluding covered loans)	108,895	98,540	10,355	10.5	105,595	97,466	8,129	8.3
Covered loans	3,826	5,342	(1,516)	(28.4)	4,235	5,629	(1,394)	(24.8)
Total loans and leases held for investment	112,721	103,882	8,839	8.5	109,830	103,095	6,735	6.5
Loans held for sale	2,888	1,776	1,112	62.6	2,772	2,004	768	38.3
Total loans and leases	115,609	105,658	9,951	9.4	112,602	105,099	7,503	7.1
Total earning assets	153,918	141,259	12,659	9.0	152,271	136,304	15,967	11.7
Nonearning assets	25,388	24,261	1,127	4.6	24,454	23,788	666	2.8
Total assets	$179,306	$165,520	$13,786	8.3%	$176,725	$160,092	$16,633	10.4%
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$29,990	$23,370	$6,620	28.3%	$27,943	$22,179	$5,764	26.0%
Interest checking	20,157	19,004	1,153	6.1	19,928	18,326	1,602	8.7
Money market and savings	47,500	42,174	5,326	12.6	46,578	40,108	6,470	16.1
Certificates and other time deposits	30,727	30,140	587	1.9	31,620	27,657	3,963	14.3
Foreign office deposits - interest-bearing	321	368	(47)	(12.8)	156	810	(654)	(80.7)
Total deposits	128,695	115,056	13,639	11.9	126,225	109,080	17,145	15.7
Fed funds purchased, repos and other borrowings	3,478	4,307	(829)	(19.2)	3,431	5,682	(2,251)	(39.6)
Long-term debt	19,682	22,347	(2,665)	(11.9)	21,310	22,448	(1,138)	(5.1)
Other liabilities	7,326	6,259	1,067	17.0	6,857	5,780	1,077	18.6
Total liabilities	159,181	147,969	11,212	7.6	157,823	142,990	14,833	10.4
Shareholders' equity	20,125	17,551	2,574	14.7	18,902	17,102	1,800	10.5
Total liabilities and shareholders' equity	$179,306	$165,520	$13,786	8.3%	$176,725	$160,092	$16,633	10.4%
Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.
NM - not meaningful.
11

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

Quarter Ended
Sept. 30	June 30	March 31	Dec. 31	Sept. 30
2012	2012	2012	2011	2011
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$870	$848	$820	$709	$236
Mortgage-backed securities issued by GSE	30,338	32,176	31,742	31,053	27,104
States and political subdivisions	1,848	1,857	1,858	1,861	1,864
Non-agency mortgage-backed securities	325	338	411	459	511
Other securities	708	704	532	544	598
Covered securities	1,171	1,191	1,226	1,241	1,254
Total securities	35,260	37,114	36,589	35,867	31,567
Other earning assets	3,049	3,511	3,502	2,974	4,034
Loans and leases
Commercial loans and leases
Commercial and industrial	37,516	36,293	36,021	35,232	34,280
Commercial real estate—other	10,823	10,578	10,678	10,839	11,069
Commercial real estate—residential ADC	1,534	1,744	1,989	2,298	2,576
Direct retail lending	15,520	15,071	14,712	14,183	13,802
Sales finance loans	7,789	7,690	7,516	7,308	7,234
Revolving credit loans	2,234	2,178	2,175	2,159	2,109
Residential mortgage loans	23,481	22,114	21,056	20,051	18,818
Other lending subsidiaries	9,998	9,370	8,668	8,627	8,652
Total loans and leases held for investment (excluding covered loans)	108,895	105,038	102,815	100,697	98,540
Covered loans	3,826	4,211	4,672	5,109	5,342
Total loans and leases held for investment	112,721	109,249	107,487	105,806	103,882
Loans held for sale	2,888	2,511	2,916	2,717	1,776
Total loans and leases	115,609	111,760	110,403	108,523	105,658
Total earning assets	153,918	152,385	150,494	147,364	141,259
Nonearning assets	25,388	24,485	23,475	24,132	24,261
Total assets	$179,306	$176,870	$173,969	$171,496	$165,520
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$29,990	$27,643	$26,173	$25,216	$23,370
Interest checking	20,157	19,911	19,712	19,467	19,004
Money market and savings	47,500	46,557	45,667	44,789	42,174
Certificates and other time deposits	30,727	31,205	32,942	32,290	30,140
Foreign office deposits - interest-bearing	321	32	112	163	368
Total deposits	128,695	125,348	124,606	121,925	115,056
Fed funds purchased, repos and other borrowings	3,478	3,362	3,452	3,727	4,307
Long-term debt	19,682	22,544	21,720	21,689	22,347
Other liabilities	7,326	6,879	6,362	6,400	6,259
Total liabilities	159,181	158,133	156,140	153,741	147,969
Shareholders' equity	20,125	18,737	17,829	17,755	17,551
Total liabilities and shareholders' equity	$179,306	$176,870	$173,969	$171,496	$165,520
Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.
12

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	September 30, 2012			June 30, 2012
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$870	$3	1.43%	$848	$3	1.49%
Mortgage-backed securities issued by GSE	30,338	151	2.00	32,176	160	1.98
States and political subdivisions	1,848	27	5.83	1,857	27	5.85
Non-agency mortgage-backed securities	325	5	5.55	338	5	5.76
Other securities	708	3	1.57	704	3	1.58
Covered securities	1,171	44	15.12	1,191	46	15.62
Total securities	35,260	233	2.64	37,114	244	2.62
Other earning assets	3,049	8	1.07	3,511	6	0.69
Loans and leases
Commercial loans and leases
Commercial and industrial	37,516	367	3.89	36,293	366	4.06
Commercial real estate—other	10,823	104	3.83	10,578	100	3.79
Commercial real estate—residential ADC	1,534	14	3.78	1,744	16	3.67
Direct retail lending	15,520	187	4.81	15,071	184	4.90
Sales finance loans	7,789	75	3.85	7,690	77	4.03
Revolving credit loans	2,234	47	8.39	2,178	45	8.35
Residential mortgage loans	23,481	252	4.28	22,114	247	4.47
Other lending subsidiaries	9,998	271	10.80	9,370	260	11.17
Total loans and leases held for investment
(excluding covered loans)	108,895	1,317	4.82	105,038	1,295	4.95
Covered loans	3,826	175	18.21	4,211	200	19.01
Total loans and leases held for investment	112,721	1,492	5.27	109,249	1,495	5.50
Loans held for sale	2,888	25	3.35	2,511	22	3.51
Total loans and leases	115,609	1,517	5.23	111,760	1,517	5.45
Total earning assets	153,918	1,758	4.55	152,385	1,767	4.65
Nonearning assets	25,388			24,485
Total assets	$179,306			$176,870

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$20,157	7	0.12	$19,911	6	0.12
Money market and savings	47,500	22	0.19	46,557	22	0.19
Certificates and other time deposits	30,727	76	0.99	31,205	79	1.02
Foreign office deposits - interest-bearing	321	―	0.12	32	―	0.06
Total interest-bearing deposits	98,705	105	0.42	97,705	107	0.44
Fed funds purchased, repos and other borrowings	3,478	3	0.25	3,362	3	0.31
Long-term debt	19,682	130	2.64	22,544	157	2.79
Total interest-bearing liabilities	121,865	238	0.78	123,611	267	0.87
Noninterest-bearing deposits	29,990			27,643
Other liabilities	7,326			6,879
Shareholders' equity	20,125			18,737
Total liabilities and shareholders' equity	$179,306			$176,870

Average interest-rate spread			3.77			3.78

Net interest income/ net interest margin		$1,520	3.94%		$1,500	3.95%

Taxable-equivalent adjustment		$37			$38

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.
13

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	March 31, 2012			December 31, 2011			September 30, 2011
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$820	$3	1.54%	$709	$2	1.57%	$236	$1	0.88%
Mortgage-backed securities issued by GSE	31,742	174	2.20	31,053	164	2.12	27,104	129	1.89
States and political subdivisions	1,858	27	5.84	1,861	28	5.82	1,864	26	5.78
Non-agency mortgage-backed securities	411	6	5.98	459	8	7.26	511	9	6.90
Other securities	532	2	1.64	544	2	1.61	598	2	1.55
Covered securities	1,226	34	11.02	1,241	43	13.89	1,254	45	14.21
Total securities	36,589	246	2.70	35,867	247	2.76	31,567	212	2.68
Other earning assets	3,502	7	0.76	2,974	4	0.57	4,034	6	0.51
Loans and leases
Commercial loans and leases
Commercial and industrial	36,021	362	4.04	35,232	368	4.14	34,280	363	4.21
Commercial real estate—other	10,678	101	3.81	10,839	105	3.82	11,069	105	3.78
Commercial real estate—residential ADC	1,989	18	3.58	2,298	20	3.46	2,576	23	3.53
Direct retail lending	14,712	182	4.98	14,183	183	5.12	13,802	181	5.20
Sales finance loans	7,516	80	4.27	7,308	84	4.56	7,234	87	4.78
Revolving credit loans	2,175	46	8.51	2,159	48	8.68	2,109	46	8.77
Residential mortgage loans	21,056	239	4.54	20,051	232	4.65	18,818	228	4.83
Other lending subsidiaries	8,668	249	11.53	8,627	247	11.36	8,652	246	11.28
Total loans and leases held for investment
(excluding covered loans)	102,815	1,277	4.99	100,697	1,287	5.08	98,540	1,279	5.16
Covered loans	4,672	224	19.32	5,109	244	18.96	5,342	273	20.29
Total loans and leases held for investment	107,487	1,501	5.61	105,806	1,531	5.75	103,882	1,552	5.94
Loans held for sale	2,916	26	3.62	2,717	25	3.71	1,776	18	3.98
Total loans and leases	110,403	1,527	5.56	108,523	1,556	5.69	105,658	1,570	5.91
Total earning assets	150,494	1,780	4.75	147,364	1,807	4.88	141,259	1,788	5.03
Nonearning assets	23,475			24,132			24,261
Total assets	$173,969			$171,496			$165,520

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,712	6	0.13	$19,467	7	0.15	$19,004	8	0.16
Money market and savings	45,667	22	0.19	44,789	24	0.21	42,174	30	0.29
Certificates and other time deposits	32,942	93	1.13	32,290	106	1.30	30,140	112	1.47
Foreign office deposits - interest-bearing	112	―	0.03	163	―	0.03	368	―	0.04
Total interest-bearing deposits	98,433	121	0.49	96,709	137	0.56	91,686	150	0.65
Fed funds purchased, repos and other borrowings	3,452	1	0.23	3,727	2	0.24	4,307	3	0.31
Long-term debt	21,720	185	3.41	21,689	179	3.28	22,347	181	3.22
Total interest-bearing liabilities	123,605	307	1.00	122,125	318	1.04	118,340	334	1.12
Noninterest-bearing deposits	26,173			25,216			23,370
Other liabilities	6,362			6,400			6,259
Shareholders' equity	17,829			17,755			17,551
Total liabilities and shareholders' equity	$173,969			$171,496			$165,520

Average interest-rate spread			3.75			3.84			3.91

Net interest income/ net interest margin		$1,473	3.93%		$1,489	4.02%		$1,454	4.09%

Taxable-equivalent adjustment		$37			$37			$38

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.
14

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	September 30, 2012			September 30, 2011
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$846	$9	1.48%	$146	$2	1.45%
Mortgage-backed securities issued by GSE	31,415	485	2.06	23,368	308	1.76
States and political subdivisions	1,854	81	5.84	1,907	81	5.69
Non-agency mortgage-backed securities	358	16	5.78	551	27	6.56
Other securities	648	8	1.59	695	8	1.53
Covered securities	1,196	124	13.89	1,252	125	13.31
Total securities	36,317	723	2.66	27,919	551	2.65
Other earning assets	3,352	21	0.83	3,286	16	0.63
Loans and leases
Commercial loans and leases
Commercial and industrial	36,613	1,095	3.99	33,789	1,078	4.27
Commercial real estate—other	10,694	305	3.81	11,240	320	3.81
Commercial real estate—residential ADC	1,755	48	3.67	2,928	77	3.53
Direct retail lending	15,103	553	4.89	13,738	539	5.25
Sales finance loans	7,665	232	4.05	7,166	268	5.00
Revolving credit loans	2,196	138	8.42	2,088	137	8.80
Residential mortgage loans	22,221	738	4.42	18,355	670	4.86
Other lending subsidiaries	9,348	780	11.15	8,162	706	11.56
Total loans and leases held for investment
(excluding covered loans)	105,595	3,889	4.92	97,466	3,795	5.20
Covered loans	4,235	599	18.89	5,629	809	19.21
Total loans and leases held for investment	109,830	4,488	5.46	103,095	4,604	5.97
Loans held for sale	2,772	73	3.49	2,004	57	3.77
Total loans and leases	112,602	4,561	5.41	105,099	4,661	5.93
Total earning assets	152,271	5,305	4.65	136,304	5,228	5.12
Nonearning assets	24,454			23,788
Total assets	$176,725			$160,092

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,928	19	0.13	$18,326	23	0.16
Money market and savings	46,578	66	0.19	40,108	105	0.35
Certificates and other time deposits	31,620	248	1.05	27,657	347	1.68
Foreign office deposits - interest-bearing	156	―	0.10	810	(2)	(0.39)
Total interest-bearing deposits	98,282	333	0.45	86,901	473	0.73
Fed funds purchased, repos and other borrowings	3,431	7	0.26	5,682	12	0.28
Long-term debt	21,310	472	2.95	22,448	578	3.44
Total interest-bearing liabilities	123,023	812	0.88	115,031	1,063	1.23
Noninterest-bearing deposits	27,943			22,179
Other liabilities	6,857			5,780
Shareholders' equity	18,902			17,102
Total liabilities and shareholders' equity	$176,725			$160,092

Average interest-rate spread			3.77			3.89

Net interest income/ net interest margin		$4,493	3.94%		$4,165	4.08%

Taxable-equivalent adjustment		$112			$110

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.
15

BB&T Corporation
Credit Quality
(Dollars in millions)

		As of
		Sept. 30	June 30	March 31	Dec. 31	Sept. 30
		2012	2012	2012	2011	2011
Nonperforming assets (1)
	Nonaccrual loans and leases
	Commercial loans and leases
	Commercial and industrial	$597	$620	$685	$582	$579
	Commercial real estate—other	259	301	312	394	438
	Commercial real estate—residential ADC	204	241	312	376	428
	Direct retail lending	134	133	139	142	151
	Sales finance loans	7	13	15	7	7
	Residential mortgage loans	266	263	320	308	298
	Other lending subsidiaries	73	76	60	63	56
	Total nonaccrual loans and leases held for investment	1,540	1,647	1,843	1,872	1,957
	Loans held for sale	―	―	―	―	26
	Total nonaccrual loans and leases	1,540	1,647	1,843	1,872	1,983
	Foreclosed real estate (2)	139	221	378	536	950
	Other foreclosed property	39	29	35	42	36
	Total nonperforming assets (excluding covered assets) (2)	$1,718	$1,897	$2,256	$2,450	$2,969
Performing troubled debt restructurings (TDRs) (3)
	Commercial loans and leases
	Commercial and industrial	$66	$62	$76	$74	$64
	Commercial real estate—other	75	78	82	117	124
	Commercial real estate—residential ADC	25	28	30	44	55
	Direct retail lending	120	114	117	146	141
	Sales finance loans	7	7	7	8	6
	Revolving credit loans	58	58	61	62	63
	Residential mortgage loans (6)	646	636	589	608	568
	Other lending subsidiaries	77	69	53	50	46
	Total performing TDRs (6)	$1,074	$1,052	$1,015	$1,109	$1,067
Loans 90 days or more past due and still accruing
	Commercial loans and leases
	Commercial and industrial	$1	$2	$2	$2	$1
	Commercial real estate—other	―	―	1	―	2
	Direct retail lending	41	39	49	56	54
	Sales finance loans	11	11	13	18	19
	Revolving credit loans	14	13	14	17	15
	Residential mortgage loans (7)(9)	80	78	72	104	91
	Other lending subsidiaries	5	4	6	5	5
	Total loans 90 days past due and still accruing (excluding covered loans) (4)(7)(9)	$152	$147	$157	$202	$187
Loans 30-89 days past due
	Commercial loans and leases
	Commercial and industrial	$41	$53	$62	$85	$76
	Commercial real estate—other	9	16	26	22	27
	Commercial real estate—residential ADC	8	9	8	14	27
	Direct retail lending	136	119	135	162	149
	Sales finance loans	53	49	50	75	67
	Revolving credit loans	21	20	20	22	23
	Residential mortgage loans (8)(10)	501	423	397	479	445
	Other lending subsidiaries	259	218	172	273	243

	Total loans 30-89 days past due (excluding covered loans) (5)(8)(10)	$1,028	$907	$870	$1,132	$1,057
(1)	Covered loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes foreclosed real estate totaling $289 million, $310 million, $364 million, $378 million and $355 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, that are covered by FDIC loss sharing agreements.
(3)	Excludes TDRs that are nonperforming totaling $225 million, $219 million, $263 million, $280 million and $319 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $476 million, $613 million, $677 million, $736 million and $872 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.
(5)	Excludes loans past due 30-89 days that are covered by FDIC loss sharing agreements totaling $173 million, $199 million, $258 million, $222 million and $211 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.
(6)	Excludes restructured mortgage loans that are government guaranteed totaling $275 million, $266 million, $242 million, $236 million, and $214 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively. Includes restructured mortgage loans held for sale.
(7)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $233 million, $217 million, $218 million, $206 million and $185 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively. Includes past due mortgage loans held for sale.
(8)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $95 million, $94 million, $82 million, $91 million and $82 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively. Includes past due mortgage loans held for sale.
(9)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $499 million, $453 million, $439 million, $426 million and $389 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.
(10)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $6 million, $5 million, $5 million, $7 million and $7 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31 2011 and September 30, 2011, respectively.
16

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011
Allowance for credit losses
Beginning balance	$2,157	$2,221	$2,285	$2,406	$2,575
Provision for credit losses (excluding covered loans)	244	259	285	223	243
Provision for covered loans	―	14	3	49	7
Charge-offs
Commercial loans and leases
Commercial and industrial	(84)	(92)	(63)	(81)	(102)
Commercial real estate—other	(40)	(51)	(73)	(60)	(64)
Commercial real estate—residential ADC	(35)	(74)	(54)	(92)	(61)
Direct retail lending	(57)	(56)	(57)	(58)	(74)
Sales finance loans	(5)	(7)	(7)	(8)	(7)
Revolving credit loans	(20)	(20)	(22)	(21)	(23)
Residential mortgage loans (1)	(35)	(30)	(42)	(45)	(41)
Other lending subsidiaries	(58)	(47)	(60)	(53)	(42)
Covered loans	(2)	(12)	(15)	(13)	(53)
Total charge-offs	(336)	(389)	(393)	(431)	(467)
Recoveries
Commercial loans and leases
Commercial and industrial	4	4	4	6	9
Commercial real estate—other	3	3	3	3	6
Commercial real estate—residential ADC	2	23	8	5	9
Direct retail lending	9	8	10	10	10
Sales finance loans	2	2	3	2	2
Revolving credit loans	5	4	5	5	4
Residential mortgage loans	―	1	1	2	1
Other lending subsidiaries	6	7	7	5	7
Total recoveries	31	52	41	38	48
Net charge-offs	(305)	(337)	(352)	(393)	(419)
Ending balance	$2,096	$2,157	$2,221	$2,285	$2,406
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,914	$1,987	$2,044	$2,107	$2,242
Allowance for covered loans	137	139	137	149	113
Reserve for unfunded lending commitments	45	31	40	29	51
Total	$2,096	$2,157	$2,221	$2,285	$2,406

				As of/For the
				Nine Months Ended
				September 30
				2012	2011
Allowance for credit losses
Beginning balance				$2,285	$2,755
Provision for credit losses (excluding covered loans)				788	896
Provision for covered loans				17	22
Charge-offs
Commercial loans and leases
Commercial and industrial				(239)	(242)
Commercial real estate—other				(164)	(213)
Commercial real estate—residential ADC				(163)	(210)
Direct retail lending				(170)	(218)
Sales finance loans				(19)	(24)
Revolving credit loans				(62)	(74)
Residential mortgage loans (1)				(107)	(224)
Other lending subsidiaries				(165)	(137)
Covered loans				(29)	(53)
Total charge-offs				(1,118)	(1,395)
Recoveries
Commercial loans and leases
Commercial and industrial				12	22
Commercial real estate—other				9	15
Commercial real estate—residential ADC				33	20
Direct retail lending				27	27
Sales finance loans				7	7
Revolving credit loans				14	14
Residential mortgage loans				2	3
Other lending subsidiaries				20	20
Total recoveries				124	128
Net charge-offs				(994)	(1,267)
Ending balance				$2,096	$2,406
(1)	Includes charge-offs of $87 million in the second quarter of 2011 in connection with BB&T's NPL disposition strategy.
17

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2012		2012		2012		2011		2011
Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	1.02%		0.97%		1.02%		1.22%		1.18%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.53		0.67		0.75		0.84		0.99
Nonperforming loans and leases as a
percentage of total loans and leases	1.31		1.45		1.67		1.68		1.85
Nonperforming assets as a percentage of:
Total assets	1.10		1.24		1.50		1.62		1.98
Loans and leases plus foreclosed property	1.70		1.93		2.35		2.52		3.05
Net charge-offs as a percentage of average loans and leases	1.05		1.21		1.28		1.44		1.57
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.80		1.91		2.02		2.10		2.25
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.69	X	1.57	X	1.54	X	1.45	X	1.42	X
Nonperforming loans and leases held for investment	1.33		1.29		1.18		1.21		1.20
Asset Quality Ratios (excluding covered assets) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.90%		0.83%		0.82%		1.06%		1.03%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.13		0.13		0.15		0.19		0.18
Nonperforming loans and leases as a
percentage of total loans and leases	1.35		1.50		1.74		1.76		1.94
Nonperforming assets as a percentage of:
Total assets	0.97		1.09		1.33		1.45		1.83
Loans and leases plus foreclosed property	1.51		1.72		2.12		2.29		2.88
Net charge-offs as a percentage of average loans and leases	1.08		1.22		1.28		1.46		1.44
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.73		1.86		1.97		2.05		2.25
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.59	X	1.52	X	1.51	X	1.40	X	1.55	X
Nonperforming loans and leases held for investment	1.24		1.21		1.11		1.13		1.15

							As of/For the
							Nine Months Ended
							September 30
							2012		2011
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							1.18%		1.61%
Ratio of allowance for loan and lease losses to net charge-offs							1.54	X	1.39	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases (4)							1.19%		1.63%
Ratio of allowance for loan and lease losses to net charge-offs							1.49	X	1.38	X
Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes on page 16 of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes on page 16 of this supplement for amounts related to these loans.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.
(4)	Excluding the impact of losses and balances associated with BB&T's NPL disposition strategy, the adjusted net charge-offs ratio would have been 1.52% for the nine months ended September 30, 2011.
18

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

	As of September 30, 2012
			Past Due 30-89				Past Due 90+
	Current Status		Days				Days				Total
Performing restructurings: (1)
Commercial loans
Commercial and industrial	$66	100.0%	$	―	―	%	$	―	―	%	$66
Commercial real estate—other	74	98.7		1	1.3			―	―		75
Commercial real estate—residential ADC	24	96.0		1	4.0			―	―		25
Direct retail lending	114	95.0		5	4.2			1	0.8		120
Sales finance loans	6	85.7		―	―			1	14.3		7
Revolving credit loans	46	79.4		6	10.3			6	10.3		58
Residential mortgage loans (2)	543	84.1		93	14.4			10	1.5		646
Other lending subsidiaries	68	88.3		9	11.7			―	―		77
Total performing restructurings	941	87.6		115	10.7			18	1.7		1,074
Nonperforming restructurings (3)	71	31.5		31	13.8			123	54.7		225
Total restructurings (2)	$1,012	77.9%		$146	11.2%			$141	10.9%		$1,299

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011
Net charge-offs as a percentage of
average loans and leases:
Commercial loans and leases
Commercial and industrial	0.85%	0.97%	0.66%	0.84%	1.08%
Commercial real estate—other	1.37	1.84	2.64	2.11	2.09
Commercial real estate—residential ADC	8.40	11.74	9.37	14.84	8.06
Direct retail lending	1.24	1.27	1.28	1.36	1.83
Sales finance loans	0.16	0.24	0.23	0.34	0.28
Revolving credit loans	2.63	3.05	3.12	3.13	3.30
Residential mortgage loans	0.59	0.53	0.78	0.86	0.84
Other lending subsidiaries	2.04	1.74	2.45	2.16	1.61
Covered loans	0.28	1.11	1.29	0.99	3.97
Total loans and leases (4)	1.05	1.21	1.28	1.44	1.57

Total loans and leases, excluding covered loans (4)	1.08	1.22	1.28	1.46	1.44

				Year-to-date
				Sept. 30	Sept. 30
				2012	2011
Net charge-offs as a percentage of
average loans and leases:
Commercial loans and leases
Commercial and industrial				0.83%	0.87%
Commercial real estate—other				1.95	2.35
Commercial real estate—residential ADC				9.87	8.69
Direct retail lending				1.26	1.86
Sales finance loans				0.21	0.31
Revolving credit loans				2.93	3.79
Residential mortgage loans				0.63	1.61
Other lending subsidiaries				2.07	1.93
Covered loans				0.92	1.27
Total loans and leases (4)				1.18	1.61

Total loans and leases, excluding covered loans (4)				1.19	1.63
Applicable ratios are annualized.
(1)	Past due performing restructurings are included in past due disclosures.
(2)	Excludes restructured mortgage loans that are government guaranteed totaling $275 million.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.
(4)	Total loans and leases includes loans held for sale
19

BB&T Corporation
Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011
Selected Capital Information (1)
Risk-based capital
Tier 1	$13,590	$12,383	$15,207	$14,913	$14,696
Total	17,533	16,433	19,342	18,802	18,837
Risk-weighted assets (2)	125,164	121,922	119,042	119,725	117,020
Average quarterly tangible assets	172,074	170,042	167,771	165,349	159,268
Risk-based capital ratios
Tier 1	10.9%	10.2%	12.8%	12.5%	12.6%
Total	14.0	13.5	16.2	15.7	16.1
Leverage capital ratio	7.9	7.3	9.1	9.0	9.2
Equity as a percentage of total assets	11.3	10.6	10.2	10.0	10.5
Book value per common share	$26.88	$26.19	$25.51	$24.98	$25.07

Selected non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	6.8%	6.9%	7.1%	6.9%	7.1%
Tier 1 common equity as a percentage of risk-weighted assets	9.5	9.7	10.0	9.7	9.8

Tangible book value per common share	$17.02	$16.92	$17.12	$16.73	$16.42

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$13,590	$12,383	$15,207	$14,913	$14,696
Less:
Preferred stock	1,679	559	―	―	―
Qualifying restricted core capital elements	5	―	3,250	3,250	3,249
Tier 1 common equity	$11,906	$11,824	$11,957	$11,663	$11,447

Total assets	$182,021	$178,529	$174,752	$174,579	$167,677
Less:
Intangible assets, net of deferred taxes	7,239	6,950	6,402	6,406	6,330
Plus:
Regulatory adjustments, net of deferred taxes	81	239	327	421	99
Tangible assets	$174,863	$171,818	$168,677	$168,594	$161,446

Total risk-weighted assets (2)	$125,164	$121,922	$119,042	$119,725	$117,020

Tangible common equity as a percentage of tangible assets	6.8%	6.9%	7.1%	6.9%	7.1%
Tier 1 common equity as a percentage of risk-weighted assets	9.5	9.7	10.0	9.7	9.8

Tier 1 common equity	$11,906	$11,824	$11,957	$11,663	$11,447

Outstanding shares at end of period (in thousands)	699,541	698,795	698,454	697,143	697,101

Tangible book value per common share	$17.02	$16.92	$17.12	$16.73	$16.42
(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
20

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Third Quarter 2012
Mortgage repurchase expense adjustments (1)	Loan processing expenses			$28	$17

Second Quarter 2012
Leveraged lease tax benefit	Provision for income taxes			N/A	12

First Quarter 2012
Tax related items, net (2)	Other noninterest income			(42)	(50)
Leveraged lease write-downs	Other noninterest expense			(15)	(10)

Fourth Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(11)	(7)
VISA indemnification	Other noninterest expense			(11)	(7)

Third Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(37)	(23)
Leveraged lease sale	Other noninterest expense			(16)	10

Second Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(27)	(17)

First Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(74)	(46)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2012	2012	2012	2011	2011

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$(29)	$(132)	$93	$(23)	$(299)
MSRs hedge gains (losses)	49	152	(53)	45	329
Net	$20	$20	$40	$22	$30

Residential mortgage loan originations	$8,234	$8,045	$8,250	$8,424	$5,549

Residential mortgage servicing portfolio (3)
Loans serviced for others	72,343	71,389	70,318	67,066	66,305
Bank-owned loans serviced	27,194	26,171	24,308	24,574	22,413
Total servicing portfolio	99,537	97,560	94,626	91,640	88,718

Weighted-average coupon rate	4.71%	4.81%	4.89%	5.02%	5.10%
Weighted-average servicing fee	0.322	0.327	0.332	0.338	0.341

Selected Miscellaneous Information
Derivatives notional amount	$81,407	$76,989	$69,059	$67,581	$67,403
Fair value of derivatives	(47)	(52)	(78)	19	207
Accumulated comprehensive income related to securities,
net of tax (4)	357	216	134	50	159
Common stock prices
High	34.37	32.74	31.94	25.57	27.36
Low	30.41	27.40	25.26	19.76	18.92
End of period	33.16	30.85	31.39	25.17	21.33

Banking offices	1,851	1,774	1,773	1,779	1,780
ATMs	2,531	2,511	2,436	2,483	2,484
FTEs	34,006	32,998	31,185	31,774	31,684
(1)	Related to better identification of unrecoverable costs associated with investor-owned loans.
(2)	Includes write-downs of investments in affordable housing and other tax adjustments.
(3)	Amounts reported are unpaid principal balance.
(4)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

21

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Efficiency and Fee Income Ratios (1)	2012	2012	2012	2011	2011
Efficiency ratio - GAAP	61.6%	57.9%	59.0%	67.1%	66.1%
Effect of securities gains (losses), net	―	―	(0.2)	2.4	(1.0)
Effect of merger-related and restructuring charges, net	(1.7)	(0.1)	(0.5)	(0.7)	―
Effect of losses/write-downs on NPL disposition loans	―	―	―	(0.2)	(0.9)
Effect of mortgage repurchase expense adjustments	(1.1)	―	―	―	―
Effect of FDIC loss share accounting	―	0.2	0.1	0.9	0.1
Effect of affordable housing investments write-down	―	―	(1.0)	―	―
Effect of foreclosed property expense	(2.2)	(2.9)	(3.9)	(14.5)	(7.8)
Effect of leveraged lease sale/write-downs	―	―	(0.6)	―	(0.8)
Effect of VISA indemnification	―	―	―	(0.5)	―
Effect of amortization of intangibles	(1.4)	(1.2)	(0.9)	(1.0)	(1.1)
Efficiency ratio - reported	55.2	53.9	52.0	53.5	54.6
Fee income ratio - GAAP	38.8%	39.2%	37.1%	38.2%	32.2%
Effect of securities gains (losses), net	―	―	0.2	(2.7)	1.1
Effect of losses/write-downs on NPL disposition loans	―	―	―	0.3	1.1
Effect of affordable housing investments write-down	―	―	1.1	―	―
Effect of FDIC loss share accounting	3.6	3.2	2.6	2.6	4.9
Fee income ratio - reported	42.4	42.4	41.0	38.4	39.3

				Year-to-Date Sept. 30
				2012	2011
Efficiency ratio - GAAP				59.5%	65.8%
Effect of securities gains (losses), net				(0.1)	(0.4)
Effect of merger-related and restructuring charges, net				(0.8)	―
Effect of losses/write-downs on NPL disposition loans				―	(1.2)
Effect of mortgage repurchase expense adjustments				(0.1)	―
Effect of FDIC loss share accounting				0.1	0.2
Effect of affordable housing investments write-down				(0.3)	―
Effect of foreclosed property expense				(3.0)	(7.1)
Effect of leveraged lease sale/write-downs				(0.2)	(0.3)
Effect of amortization of intangibles				(1.1)	(1.2)
Efficiency ratio - reported				54.0	55.8
Fee income ratio - GAAP				38.4%	34.5%
Effect of securities gains (losses), net				0.1	0.4
Effect of losses/write-downs on NPL disposition loans				―	1.3
Effect of affordable housing investments write-down				0.3	―
Effect of FDIC loss share accounting				3.2	3.9
Fee income ratio - reported				42.0	40.1

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Return on Average Tangible Common Shareholders' Equity (2)	2012	2012	2012	2011	2011

Net income available to common shareholders	$469	$510	$431	$391	$366
Plus:
Amortization of intangibles, net of tax	19	18	14	15	15
Tangible net income available to common shareholders	$488	$528	$445	$406	$381

Average common shareholders' equity	$18,757	$18,302	$17,772	$17,693	$17,490
Less:
Average intangible assets	7,341	7,031	6,510	6,485	6,461
Average tangible common shareholders' equity	$11,416	$11,271	$11,262	$11,208	$11,029

Return on average tangible common shareholders' equity	17.01%	18.85%	15.88%	14.36%	13.71%

				Year-to-Date Sept. 30
				2012	2011

Net income available to common shareholders				$1,410	$898
Plus:
Amortization of intangibles, net of tax				51	47
Tangible net income available to common shareholders				$1,461	$945

Average common shareholders' equity				$18,279	$17,044
Less:
Average intangible assets				6,963	6,484
Average tangible common shareholders' equity				$11,316	$10,560

Return on average tangible common shareholders' equity				17.25%	11.97%

(1)	BB&T's management uses these measures in their analysis of the Corporation's performance. BB&T's management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)	BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.

22